UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2018

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On July 31, 2018, Moody’s Corporation (the “Company” or “Moody’s”) announced the appointment of Mark Kaye as Senior Vice President and Chief Financial Officer. Mr. Kaye, 39, joins Moody’s from Massachusetts Mutual Life Insurance Company, where he served as Senior Vice President and Head of Financial Planning and Analysis since 2016, as well as Chief Financial Officer of MassMutual U.S., the company’s domestic insurance and retirement plan operation, since 2015. Prior to that, Mr. Kaye served as Chief Financial Officer and Senior Vice President, Retirement Solutions, at Voya Financial (formerly ING U.S.) from 2011 to 2015. Mr. Kaye previously held various senior financial and risk reporting positions at ING U.S. and ING Group and was in the investment banking division of Credit Suisse First Boston.

Mr. Kaye will join the Company on August 20, 2018, and will succeed the acting principal financial officer, Jeffrey Hare, as of such date.

In connection with his appointment, Mr. Kaye will have an initial annual base salary of $525,000 and a target bonus opportunity of $625,000, which amount is guaranteed for 2018. Bonus awards will be payable in the same form and time frame as for the Company’s other senior executives. In addition, Mr. Kaye will receive a sign-on payment of $150,000 less appropriate taxes and withholdings, 30 days after his start date. He will receive a new hire award valued at $1,200,000 on October 1, 2018, comprised 100% of restricted stock units that vest annually over two years. Mr. Kaye also will receive long-term incentive awards on October 23, 2018 valued at $1,150,000, equal to his annual long-term incentive award target value. Those awards will be comprised 60% in performance shares for the period 2018-2020, 20% in stock options and 20% in restricted stock units. Mr. Kaye will be covered by the Moody’s Change in Control Severance Plan and the Moody’s Corporation Career Transition Plan, as in effect at the relevant time.

A copy of the Company’s press release announcing Mr. Kaye’s appointment is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	“Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release of Moody’s Corporation dated July 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: July 31, 2018

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